UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218
1-4928	DUKE ENERGY CAROLINAS, LLC (an North Carolina limited liability company) 526 S. Church Street Charlotte, North Carolina 28202-1803 704-382-3853	56-0205520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DUK	New York Stock Exchange LLC
5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC
5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events.

On March 16, 2020, in consideration of public health and safety as a result of the COVID-19 pandemic, Duke Energy Carolinas, LLC (“DEC”) filed a motion with the North Carolina Utilities Commission (the “NCUC”), in connection with its previously filed general rate case, seeking (1) a suspension of the procedural schedule in the rate case, including issuing discovery requests; and (2) postponement of the evidentiary hearing scheduled to begin on March 23, 2020, for 60 days, subject to the NCUC’s calendar and an evaluation of the health and safety risks of a hearing commencing on that date. DEC will confer with the NCUC and other parties to the rate case prior to that date to discuss the logistics of the hearing as well as any other exigent circumstances caused by the current COVID-19 pandemic. In the event that public health conditions significantly improve, DEC reserves the right to request an earlier hearing date, taking into account the NCUC’s schedule.

Due to DEC’s decision to seek postponement of the evidentiary hearing, DEC will also evaluate whether to seek at some point in the future appropriate authorization from the NCUC to place temporary rates into effect, subject to refund at such time as the NCUC issues an order to approve rates, or any other appropriate accounting treatment available to DEC to mitigate potential impacts from the hearing’s postponement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: March 16, 2020	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Assistant Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: March 16, 2020	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Assistant Secretary